UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 18 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2013

UNIWELL ELECTRONIC CORPORATION

(Exact name of small business issuer as specified in its charter)

Delaware                   333-127170                                     98-0476582

  (State or other Jurisdiction         (Commission File Number)           (IRS Employer Identification

of incorporation)                                                                     Number)

1896 Stoneybrook Court

Mississauga, Ontario, CANADA L5L 3W2

(Address of principal executive offices, including zip code)

(905) 824-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 17, 2013, the Company changed its name by filing Articles of Amendment with State of Delaware.  The name was changed to ANALYTICA BIO - ENERGY CORP.

On August 1, 2013, the Company has agreed to change its year end from July 31, to December 31 starting with the next fiscal period.

Item 9.01

Financial Statements and Exhibits

(d)  Exhibits

Exhibit                               Description

10.1

Articles of Amendment

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2013                                                   Uniwell Electronic Corporation

                                                                                                         /S/

                                                                                          ____________________

                                                                                             Luiz A. Brasil, CEO